UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 22, 2003


                                 BGR Corporation
               (Exact name of Registrant as specified in charter)


          Nevada                         333-72392               98-0353403
(State or other jurisdiction            (Commission          (I.R.S. Employer
     of incorporation)                  File Number)          Identification)


           7263 E. San Alfredo
              Scottsdale, AZ                                      85258
 (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (480) 596-4014


                              Cortex Systems, Inc.
                          777 Royal Oak Drive Suite 310
                           Victoria, British Columbia
                                 Canada V8X 5K2
          (Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) The independent auditor for the Company, Sellers & Anderson, L.L.C. was dismissed by the Board of Directors on July 28, 2003. The board of directors approved the decision to change the company's independent auditors. Previously, the firm of Sellers & Anderson, LLC was Cortex Systems Inc.'s auditor of record through the quarter ended March 31, 2003. None of the reports of Sellers & Anderson, LLC on the financial statements of Cortex Systems Inc. for either of the past two years contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except for such auditors issuance of a going concern opinion on the financial statements for the year ended June 30, 2002.

 There were no disagreements in accordance with Item 304(a)(1)(iv)(A) of Regulation S-B and no matters noted in accordance with Item 304(a)(1)(iv)(B) of Regulation S-B, for the two most recent fiscal years and for any subsequent interim period through the effective date of the change in accountants.

(b) We retained the accounting firm of Epstein, Weber & Conover, PLC to serve as our independent accountants to audit our financial statements beginning with the year ended June 30, 2003. This engagement was effective July 28, 2003. Prior to engaging Epstein, Weber & Conover, PLC, the registrant had not consulted with them on the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements.

(c) The Company asked both the former firm of Sellers & Anderson, LLC and the new accounting firm of Epstein, Weber & Conover, PLC to review the Company's disclosure under this Item 4 of the Amended Form 8-K and to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to this
Item 4. Further, the Company authorized Sellers & Anderson, LLC to respond fully to any inquiries of Epstein, Weber & Conover, PLC concerning the Company. Such firm's letters are included as exhibits 16.1 and 16.2 to this Amended Form 8-K.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

a.) NAME CHANGE

On July 28, 2003, CORTEX SYSTEMS, INC. changed its name to BGR CORPORATION.

b.) CHANGE OF AUTHORIZED SHARES

On July 28, 2003 the Company changed its Authorized Shares by designating two classes of Preferred Stock, "Class A" having a par value of $10.00 per shares and "Class B" having a par value of $0.001 per share. The authorized number of Class A Preferred Stock to be issued is 125,000 shares with voting rights equivalent to five votes per share. The authorized number of Class B Preferred Stock to be issued is 1,000,000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

(16) Letters Regarding Change in Certifying Accountant

     16.1 Letter from former certifying accountant Sellers & Anderson, L.L.C.

     16.2 Letter from new certifying accountant Epstein, Weber & Conover, P.L.C.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned here unto duly authorized.

Date: September 12, 2003

                              BGR CORPORATION


                              By: /s/ Jerry Brown
                              ---------------------------
                              Jerry Brown, President